DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund

Supplement to the Fund's Prospectuses
dated March 30, 2006

On August 17, 2006, the Board of Trustees of Delaware Group Global & International Funds unanimously voted to approve changes to Delaware Emerging Markets Fund's (the "Fund") investment policies to permit investments in equity linked securities. All changes are effective 60 days after the date of this Supplement.

The following is added to the chart in the section entitled "The securities we typically invest in" of the Fund's Prospectuses:

Securities	How we use them
Delaware Emerging Markets Fund
Equity Linked Securities: Privately issued derivative securities which have a return component based on the performance of a single security, a basket of securities, or an index.

The Fund may invest up to 10% of net assets in equity linked securities. Equity linked securities may be considered illiquid and are subject to the Fund's limitation on illiquid securities. In some instances, investments in equity linked securities may also be subject to the Portfolio's limitation on investments in investment companies.

The following is added to the chart in the section entitled "The risks of investing in the Funds" of the Fund's Prospectuses:

Risks	How the Funds strive to manage them
Delaware Emerging Markets Fund

Derivatives risk is the possibility that the Fund may experience a significant loss if it employs a derivatives strategy (such as a strategy involving equity linked securities) related to a security or a securities index and that security or index moves in the opposite direction from what the portfolio manager had anticipated. Another risk of derivative transactions is the creditworthiness of the counterparty because the transaction depends on the willingness and ability of the counterparty to fulfill its contractual obligations. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a Fund from using the strategy.

We will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the Fund without actually selling a security, to neutralize the impact of interest rate changes, to affect diversification or to earn additional income. We will not use derivatives for reasons inconsistent with our investment objectives. We also research and continually monitor the creditworthiness of current or potential counterparties.

Please keep this Supplement for future reference.

This Supplement is dated August 21, 2006.